petroriver OIL

The Real Energy Comes from Our People

Forward-Looking Statements

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 20-F, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. These forward-looking statements are based on Petro River Oil Corporation's (PTRC) current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation.

Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission.

Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Annual Report on Form 20-F for the fiscal year ended April 30, 2012, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. You can also obtain these filings from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Petro River Oil Overview

petroriver OIL

People	• Proven management team with demonstrated track record of operational excellence, capital discipline and acquisition expertise • Innovative, value driven culture that leverages technology and expertise to lower cost structures and improve netbacks • Committed to rate of return driven growth
Assets	• Focus on Mississippian Lime oil play • Current position of 85,000 net acres across Marion, Harvey, Butler and Cowley County, Kansas • Resource base is prospective for oil and liquids • Significant potential for reserve and production growth from thousands of potential drilling locations • Leasehold position in core regions of KY and MO heavy oil plays. • Large OOIP resource potential.
Capital	• Simple and strong balance sheet • No debt • Low cost of capital potentially available through joint venture funding

Development Plan

petroriver OIL

Phase	Plan
Phase I (Complete)	• **Acquisition of Metro Energy Group assets in emerging area** ✓ • 20,000 acres in the Mississippi Lime ✓ • 60 sq mi. Proprietary 3D seismic ✓ • Producing Mississippi Lime wells ✓ • Associated infrastructure ✓
Phase II (Underway)	• **Expansion of acreage position and initial testing** • Build acreage position to 80 – 100k net acres ✓ • Establish production to fund corporate structure ✓ • Merger to go public (OTCBB:PTRC) ✓ • Begin pilot project on shallow oil properties ✓ • Pursue uplisting • Pursue joint development funding (in process) • Build out core management team
Phase III	• **Expand and develop to maximize value** • Active drilling program in the Mississippian • Build acreage position to 250 – 350k net acres • Increase joint venture development funds • Begin development program on shallow oil properties

Leadership Team

Scot Cohen	**Executive Chairman**	• Over 20 years experience in institutional asset management • Founder and Managing Partner of Iroquois Capital Opportunity Fund, private equity fund focused on North American E&P • Manager of several operating and non-operating partnerships which invest in domestic oil and gas assets • Prior co-founder of Vertical Ventures, a merchant bank focused on providing capital to small and micro-cap public companies.
Daniel Smith	**EVP Operations**	• Over 17 years experience in the Oil and Gas industry • Registered Professional Petroleum Engineer • Prior experience at Sonat Exploration and XTO • B.S. in Chemical Engineering from Texas A&M
Ruben Alba	**EVP Unconventional**	• Over 16 years of industry experience • Head technical positions at both Halliburton and Superior Well Service • Holds three patents in unique completion technologies • B.S. in Chemical Engineering Degree from New Mexico State University
Luis Vierma	**EVP Geological and Geophysical**	• Former Head of Exploration & Production for PDVSA and Chairman of Citgo • B.S. in Chemistry from Universidad Central de Venezuela and an M.S. in Geology (Geochemistry of Petroleum) from the University of Indiana, in Bloomington

Mississippian is a Premier US Oil Play

Oil Resource Play	Size
Mississippian	17 MM acres
Bakken	10-15 MM acres
Eagle Ford	6 MM acres
Niobrara	5 MM acres
Wolfberry	4 MM acres



Bakken
Niobrara
Hz. Mississippian
Wolfberry
Eagle Ford

About the Mississippian

petroriver OIL


Central Kansas Uplift
KANSAS
West Kansas Miss
East Kansas Miss
Petro River Focus Area
Oklahoma Miss
OKLAHOMA

SANDRIDGE THE POWER OF US · Chesapeake ENERGY · devon · Shell · REPSOL · RANGE RESOURCES · encana. natural gas

- Predominately oil and liquids production
- High permeability, shallow carbonate reservoir
- ~17,000 vertical and ~1,400 horizontal well data points
- Play has produced hydrocarbons since ~1896
- Average 275 Boe/d IP, 456 Mboe EUR and 80% IRR
- Rigs abundant and only require ~1,000 HP
- Shallow depths ~2,500 to ~4,500 feet, 150 to 350 feet gross thickness
- Scalability and respectability
- Extensive infrastructure

Current Petro River Lease Position


McPHERSON
MARION
CHASE
HARVEY
BUTLER
GREENWC
SEDGWICK
ELK
SUMNER
COWLEY
CHAUTAU(

- 115,000 gross / 85,000 net acres in East Kansas Mississippian
- 100% operated
- 3 to 5 year primary term leases with extensions (all leased in 2012)
- ~60 sq. mi. proprietary 3D seismic
- Potential for over 2,400 vertical and 600 horizontal drilling locations
- Significant offset operators including Shell (NYSE:RDS), Encana (NYSE:ECA), Chesapeake (NYSE:CHK), SandRidge (NYSE:SD), Range (NYSE:RRC)



Petro River Oil · Shell · Encana · Chesapeake · SandRidge · Range

Nemaha emerging as the sweet spot

petroriver

Industry leaders SandRidge, Chesapeake, Shell, Unit and Range leasing to the Nemaha where Petro River's acreage is positioned



Salina Basin
Central Kansas Uplift
Nemaha Uplift
Bourbon Arch
Hugoton Embayment
Pratt Anticline
Cherokee Platform
KANSAS
OKLAHOMA
Anadarko Shelf
HZ OPERATOR INDEX
SANDRIDGE
CHESAPEAKE
SHELL
UNIT PETROLEUM
RANGE RESOURCES
LEASE INDEX
PETRORIVER
SOURCE ENERGY
SHELL
RANGE RESOURCES

Excellent Data is Key to Success

Over 37,000 wells have been drilled in the counties surrounding Petro River Oil's acreage. Our geological and geophysical team are evaluating our extensive data set of conventional logs and proprietary 3D seismic, generating a significant number of drilling targets.

Petro River Oil Study Area



37,111 Wells



McPherson
Chase
Sedgwick
Sumner
Cowley

TD > 1,000': 8,486 wells



McPherson
Chase
Harvey
Butler
Sedgwick
Sumner
Cowley

1,747 Mississippian Production Wells

Projected Vertical Well Performance

Metrics

- $635,500 completed well cost including allocated disposal well and infrastructure
- $80 oil, $4.00 gas, $1600/month fixed plus $5/bbl oil lease operating expenses
- See Appendix B for supporting economic run, assuming $80 oil

IP (per well)	b factor	Peak production (bopd, mcfd)	Reserves (MBOE)	IRR	PV10 ($M)	Capex ($M)	Drill bit Development cost ($/boe)
60	1.21	60, 120	54,000	61	$548	$635.50	$11.77

Accelerating Value through JVs

petroriver OIL

Petro River is in discussions with third parties about possible joint venture funding. This has proved a successful financing model with a number of operators in the Mississippian and other plays across the United States.

Key Benefits:

- De-risk early stage capital investment and increases pace of evaluation
- Preserve value with significantly reduced capital investment
- High capital efficiency
- Significant uplift to project returns
- Enhance financial flexibility

Recent Transactions in the Mississippian

Seller	Buyer	Date	Net Acreage	Total Consideration	Valuation (per acre)
Chesapeake Energy	Sinopec	February 2013	425,000	$1,020 million	$2,400
Atlas Resource Partners	Midstates Petroleum	September 2012	8,550	$40 million	$4,678
Eagle Energy	Midstates Petroleum	August 2012	103,000	$650 million	$6,311
Undisclosed	Natural Resource Partners	May 2012	19,200	$64 million	$3,333
Equal Energy	Atlas Resource Partners	April 2012	7,250	$18 million	$2,483
Devon Energy	Sinopec	January 2012	408,293	$2,200 million	$5,388
SandRidge Energy	Repsol	December 2011	363,636	$1,000 million	$2,750
SandRidge Energy	Atinum Partners	August 2011	113,520	$500 million	$4,405
				Weighted Average	**$3,735**

Seller	Buyer	Date	Net Acreage	Total Consideration	Valuation (per acre)
SandRidge Trust II	Institutional Investors	January 2012	31.800	$590 million	$18,553
SandRidge Trust I	Institutional Investors	January 2011	26,242	$338.7 million	$12,907
				Weighted Average	**$16,001**

Source: IHS

Missouri Assets

In addition to its Mississippian Lime acreage in Kansas, Petro River also has a core position in an exciting heavy oil play developing in Missouri. Shallow, heavy oil in western Missouri and eastern Kansas is well known and documented. Wells have been drilled throughout western Missouri for over a hundred years. Jackson, Cass, Bates, Vernon and Barton counties contain the bulk of this oil. These deposits are known to contain several billion barrels of oil.


Kansas City
Topeka
Jefferson City
Wichita
Heavy Oil:
The heaviest oil deposits are located in the western part of the state.
Atchison
Jackson
Cass
Bates
Vernon
Barton
St. Louis County
Number of oil leases producing at least one barrel in 2004.
Untapped Resource:
The most concentrated potential oil deposits are found in Barton, Vernon and southern Bates Counties.
Source: Missouri Department of Natural Resources
Coffeyville Refinery

- Shallow Reservoir
- Ultra-low Drilling Costs
- Large Resource Base
- Negligible Exploration Risk
- Existing Infrastructure
- Friendly Development Environment (landowners & regulators)
- Heavy Oil
- Several Billion Barrels OOIP regionally.

Missouri Infrastructure

Petro River has extensive infrastructure in place including two production facilities each capable of handling 1,000 barrels oil per day (bopd). Total production peaked at over 300 bopd.



Kentucky Assets

Petro River also has a core position in western Kentucky. Tar Sand deposits have been recognized as a potentially significant mineral resource since the middle of the 19th Century. This area is estimated to contain three billion barrels of oil regionally. Exploration and development activities indicate that significant oil resources are present in subsurface tar-sand deposits. Pilot studies have demonstrated that technologies are available for the successful recovery of oil from both sub-surface and surface deposits.



Marathon Robinson IL Refinery
Louisville
Lexington
Marathon Catlettsburg Refinery
Elizabethtown

- Shallow Reservoir
- Ultra-low Drilling Costs
- Large Resource Base
- Friendly Development Environment (landowners & regulators)
- Heavy Oil
- Three Billion Barrels OOIP regionally

Heavy Oil Solutions

Petro River has extensive studies and pilot project data related to Heavy Oil solutions and methods of recovery. Projects are planned to implement unique recovery techniques that have shown pilot project success.








MRP Oil Viscosity vs. Temperature
Dead Oil
Lab Measurements
Temperature (F)
10000
1000
100
10
1
0
50
100
150
200
250
300
350
400

Petro River Oil Capitalization

Key Metrics	
Common Stock	**~737 mm**
Former Petro River Oil LLC Investors [1]	591 mm
Former Gravis Notes and Preferred [2]	116.5 mm
Former Gravis WI converted to equity [2]	15.5 mm
Former Gravis Equity holders [3]	14 mm
Market Cap (7/1/13)	**$295 mm**
Debt	**Nil**
Cash	**~$5.5 mm**
Acreage (Gross / Net)	**~175,000 / 125,000**
Mississippian	~115,000 / 85,000
Missouri, Kentucky	~45,900 / 12,500

[1] Locked up until 10/23/13
[2] Locked up until 7/22/13, then 10% unlocked each 30 days until 9/22/13 when remainder is unlocked
[3] Free trading

Veterans' Initiative

Petro River Oil is committed to funding training and hiring veterans. We have teamed up with the **National Foundation for Veteran Redeployment** (NFVR) which is a 501(c)3 charitable organization sponsored by domestic oil and gas companies. NFVR's mission is to impact veteran unemployment by offering vocational training, transport, mentorship and job placement assistance to veterans seeking careers in the oil and gas industry.

For more information, please visit www.nfvr.org